Wayne Hummer(R)
                                Money Market Fund

Photo of: DAVID P. POITRAS


ANNUAL FINANCIAL STATEMENTS
March 31,2000

DEAR FELLOW SHAREHOLDER:
We are pleased to present the annual financial statements of the Wayne Hummer Money Market Fund (the "Fund") for the year ended March 31, 2000.

Last year, the Federal Reserve Bank began lifting short-term interest rates in reaction to strong economic growth and the attendant fears of rising inflation. The first hike came in June 1999, and was followed by four additional hikes by March 21, 2000. Because interest rate levels are reflected generally in money market instrument returns, the Fund's yield was higher as a result.

The seven-day-average yield on the Fund's portfolio for the period ended March 31, 2000, was 5.29%; if dividends were reinvested the effective yield was 5.41%. Since these figures represent historical data, future yields may be higher or lower. Net assets under management at the end of the year totaled $361,186,629, a 2.9% increase during the fiscal year.

Consistent with the Fund's investment objective of seeking to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity, we continue to follow a conservative approach to portfolio management, investing exclusively in those short-term, fixed-income securities that present the Fund with minimal credit risk. In other words, all investments are of the highest credit quality.

A large percentage of the Fund's portfolio is invested in commercial paper - about 72% as of March 31, 2000. Commercial paper offers superior yields and high-credit quality, thus the heavy portfolio weighting. We allocate the balance of the portfolio to short-term corporate and bank notes and U. S. government and government agency securities.

Also, we generally maintain an average portfolio maturity between 30 and 60 days, with the objective of providing a prudent balance of liquidity and yield. More complete details about the portfolio are presented on the following pages.

We appreciate your continued support of the Fund and ask that you call or write us if you have any questions about the Fund or your account.

Sincerely,


/s/ David P. Poitras,

David P. Poitras,
Portfolio Manager
April 28, 2000

An investment in the Fund is not a deposit or obligation of or guaranteed or insured by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


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AUTOMATIC INVESTING

This graph illustrates investing $50, $200, and $500 a month at a hypothetical annual fixed investment return of 5% over a period of 20 years.


Line Chart:

                   $50 per month          $200 per month         $500 per month
                   $20,637                $82,548                $206,371

0                  0                      0                      0

5                  3414                   13658                  34145

10                 7796                   31186                  77964

15                 13420                  53680                  134200

20                 20637                  82548                  206371



Even people with modest income can build significant invested assets over time. Wayne Hummer Money Market Fund provides an easy way for you to start accumulating wealth. The Systematic Investment Plan allows you to invest a set amount every month. You can have as little as $100 transferred from your paycheck, government check or from a bank, savings and loan or credit union account every month. Then just sit and watch your investment grow. Contact the Fund or your Investment Executive for complete details.

This illustration does not reflect an actual investment in the Wayne Hummer Money Market Fund. The value of your original investment and your return may vary.

FUND OVERVIEW

Established in 1982, the primary objective of the Wayne Hummer Money Market Fund (the "Fund") is to maximize current income while preserving capital and maintaining liquidity. The Fund is an excellent vehicle for short-term cash management and for investors who need stability of principal. The Fund seeks to maintain a stable $1.00 net asset value per share at all times, although there is no guarantee that we will be able to do so.

The Fund's prospectus contains detailed information about permissible investments.


SERVICES AVAILABLE TO SHAREHOLDERS

SOCIAL SECURITY DIRECT DEPOSIT PLAN
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Money Market Fund to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. Contact your Wayne Hummer Investment Executive for complete details.

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

SYSTEMATIC INVESTMENT PLAN
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your financial institution can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

IRA OR RETIREMENT PLANS
Shares of the Wayne Hummer Money Market Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

CHECKWRITING PRIVILEGES
After completing a request for checkwriting privileges, you may write checks in any amount from $500 to $250,000. Your full investment in the Fund will continue to earn dividends until your check is presented to our bank for collection. A checkwriting authorization card will be sent to you upon request.

INTERNET ADDRESS: WWW.WHUMMER.COM
Those who enjoy using the computer to access information will find the prospectus and current rates for the Fund, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

STATEMENT OF ASSETS AND LIABILITIES


  YEAR ENDED                                                 MARCH 31, 2000

  ASSETS
  Investments, at amortized cost                               $358,004,362
  Cash                                                              196,126
  Interest receivable                                             1,343,405
  Receivable for Fund Shares sold                                 6,349,731
  Prepaid expenses                                                  104,615
  Insurance deposit                                                  18,775
--------------------------------------------------------------------------------
  Total assets                                                  366,017,014

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                                4,369,085
  Dividends payable                                                 252,542
  Due to Wayne Hummer Management Company                            150,209
  Accounts payable                                                   58,549
--------------------------------------------------------------------------------
  Total liabilities                                               4,830,385
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding,
  equivalent to $1.00 per Share                                $361,186,629
================================================================================


STATEMENT OF OPERATIONS


  YEAR ENDED                                                 MARCH 31, 2000

  INTEREST INCOME                                               $19,061,825
--------------------------------------------------------------------------------

  EXPENSES
  Management fee                                                  1,746,900
  Transfer agent fees                                               178,800
  Shareholder service agent fees                                    153,000
  Professional fees                                                 146,919
  Printing costs                                                     73,652
  Custodian fees                                                     63,300
  Registration costs                                                 53,165
  Trustee fees                                                       37,250
  Portfolio accounting fees                                          27,743
  Insurance costs                                                    11,750
  Other                                                               8,900
--------------------------------------------------------------------------------
  Total expenses                                                  2,501,379
--------------------------------------------------------------------------------

  Net increase in net assets resulting from operations          $16,560,446
================================================================================


                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


  YEAR ENDED MARCH 31,                               2000                 1999

  OPERATIONS
  Net investment income                       $16,560,446          $14,908,912
  Dividends to Shareholders from net
    investment income                         (16,560,446)         (14,908,912)

  CAPITAL SHARE TRANSACTIONS (DOLLAR AMOUNTS
  AND NUMBER OF SHARES ARE THE SAME):
  Proceeds from Shares sold                   921,160,340          823,747,509
  Shares issued upon reinvestment of dividends 16,214,534           14,412,717
--------------------------------------------------------------------------------
                                              937,374,874          838,160,226
  Less payments for Shares redeemed          (927,161,702)        (786,095,100)
--------------------------------------------------------------------------------
  Increase due to Capital Share transactions   10,213,172           52,065,126
--------------------------------------------------------------------------------

  NET ASSETS
  Beginning of year                           350,973,457          298,908,331
--------------------------------------------------------------------------------
  End of year                                $361,186,629         $350,973,457
================================================================================


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


  YEAR ENDED MARCH 31,                    2000    1999     1998    1997     1996

  NET ASSET VALUE, BEGINNING OF YEAR     $1.00   $1.00    $1.00   $1.00    $1.00
--------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   0.05    0.04     0.04    0.04     0.05
  Less dividends from net
  investment income                      (0.05)  (0.04)   (0.04)  (0.04)  (0.05)
--------------------------------------------------------------------------------
  Net asset value, end of year           $1.00   $1.00    $1.00   $1.00    $1.00
  Total return                            4.85%   4.82%    5.07%   4.80%   5.18%

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of year ($000's)     361,187 350,973  298,908 238,238  226,273
  Ratio of total expenses to average
    net assets                            0.72%   0.71%    0.72%   0.74%   0.79%
  Ratio of net investment income to
    average net assets                    4.74%   4.70%    4.96%   4.70%   5.04%
================================================================================

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2000


                                                                  VALUE


COMMERCIAL PAPER (72.1%)
BANKING (4.0%)
Bank One Corporation
5.97%, 5/22/00                                               $1,983,453
Banc One Financial Corporation
6.10% - 6.23%, 5/30/00 - 5/31/00                             12,474,759
--------------------------------------------------------------------------------
                                                             14,458,212

BROKERAGE (4.6%)
Merrill Lynch & Co., Inc.
5.97% - 6.26%, 4/25/00 - 6/08/00                             16,461,406
--------------------------------------------------------------------------------


BUSINESS FINANCE (14.5%)
Ford Motor Credit Company
5.98% - 6.22%, 5/05/00 - 6/21/00                             11,377,313
General Electric Capital Corp.
5.86% - 6.25%, 4/12/00 - 6/22/00                             15,632,062
General Motors Acceptance Corp.
6.21% - 6.22%, 6/5/00 - 7/11/00                              13,945,383
IBM Credit Corporation
6.05%, 5/19/00                                                4,960,533
National Rural Utilities
Cooperative Finance Corp.
6/7/00 - 8/3/00                                               6,348,617
--------------------------------------------------------------------------------
                                                             52,263,908

CHEMICALS (4.5%)
DuPont (E.I.) de Nemours & Co.
5.74% - 6.28%, 4/13/00 - 10/03/00                            16,092,130
--------------------------------------------------------------------------------

ELECTRIC AND GAS UTILITIES (6.5%)
Florida Power Corp.
5.81% - 6.18%, 4/05/00 - 4/26/00                              6,983,018
IPALCO Enterprises, Inc.
5.87% - 5.96%, 4/3/00 - 4/24/00                              12,978,301
Laclede Gas Company
5.92%, 4/06/00                                                3,597,085
--------------------------------------------------------------------------------
                                                             23,558,404

FOOD AND BEVERAGE (4.7%)
Dean Foods Company
5.96% - 6.11%, 4/26/00 - 5/25/00                             16,896,690
--------------------------------------------------------------------------------

OIL AND GAS  (4.7%)
Chevron Transport Corp.
5.98% - 6.26%, 4/19/00 - 8/22/00                             16,797,844
--------------------------------------------------------------------------------

PERSONAL FINANCE (2.7%)
American General Finance Corp.
5.96%, 4/27/00                                                9,957,750
--------------------------------------------------------------------------------


                                                                  VALUE


RETAIL AND ENTERTAINMENT (6.9%)
Wal-Mart Stores, Inc.
6.00% - 6.02%, 4/11/00 - 4/18/00                            $12,017,844
Walt Disney Company
5.85% - 6.22%, 4/7/00 - 7/10/00                              13,051,032
--------------------------------------------------------------------------------
                                                             25,068,876

TELECOMMUNICATIONS (16.4%)
AT&T Corporation
5.89% - 6.04%, 4/13/00 - 4/14/00                              7,434,791
Bell Atlantic Financial Services
5.94% - 6.21%, 4/10/00 - 5/30/00                             17,184,051
BellSouth Telecommunications, Inc.
6.11% - 6.17%, 5/2/00 - 5/26/00                              17,571,402
SBC Communications Inc.
5.97% - 6.18%. 5/9/00 - 6/2/00                               17,243,359
--------------------------------------------------------------------------------
                                                             59,433,603

MISCELLANEOUS (2.6%)
General Dynamics Corp.
6.25%, 6/19/00                                                6,906,604
International Business
Machines Corporation
5.98%, 5/18/00                                                2,580,143
--------------------------------------------------------------------------------
                                                              9,486,747
TOTAL COMMERCIAL PAPER                                      260,475,570

CORPORATE AND BANK NOTES (17.2%)
BANKING  (3.9%)
Bank One Corporation
6.36%, 8/15/00                                                1,058,266
Bank One NA Illinois
6.02%, 4/20/00                                                1,998,873
Citigroup Inc.
6.24%, 6/15/00                                                  799,766
Wells Fargo Company (a)
6.26%, 4/28/00                                                1,000,000
Wells Fargo Company
6.03%, 4/10/00                                                8,998,214
--------------------------------------------------------------------------------
                                                             13,855,119
BUSINESS FINANCE (2.8%)
Ford Motor Credit Company
6.46% - 6.53%, 10/06/00 - 10/10/00                            5,454,755
General Electric Capital Corp.
6.01%, 4/15/00                                                1,000,315
General Motors Acceptance Corp.
6.33%, 7/24/00                                                1,706,107
National Rural Utilities
Cooperative Finance
6.51%, 12/01/00                                               1,996,348
--------------------------------------------------------------------------------
                                                             10,157,525

                                                                  VALUE


PERSONAL FINANCE (4.2%)
American General Finance Corp.
5.89% - 6.37%, 4/15/00 - 7/01/00                             $1,899,599
Associates Corp. of North America
5.73% - 6.79%, 6/15/00 - 1/15/01                             12,137,975
Commercial Credit Corporation
6.05%, 4/15/00                                                1,193,968
--------------------------------------------------------------------------------
                                                             15,231,542

OTHER (6.3%)
Colgate-Palmolive Co.
6.04%, 4/17/00                                                1,999,616
Duke Power Co.
6.32%, 6/01/00                                                3,503,720
Illinois Tool Works Inc.
6.44%, 9/15/00                                                5,699,866
International Business
Machines Corporation
6.12% - 6.26%, 6/15/00 - 8/07/00                              4,499,960
Pitney Bowes Credit Corp.
5.95%, 9/29/00                                                2,000,000
Wal-Mart Stores, Inc.
6.48%, 7/15/00                                                5,035,278
--------------------------------------------------------------------------------
                                                             22,738,440

TOTAL CORPORATE AND
BANK NOTES                                                   61,982,626

U.S. GOVERNMENT AND AGENCY
ISSUES (9.8%)

MORTGAGE-BACKED SECURITIES (2.6%)
Federal Home Loan
Mortgage Corp.
5.94% - 6.44%, 5/1/00 - 12/01/00                              1,826,775
Federal National Mortgage Association
5.40% - 6.79%, 4/01/00 - 1/01/01                              7,623,185
--------------------------------------------------------------------------------
                                                              9,449,960



                                                                  VALUE


OTHER (7.2%)
Federal Farm Credit Banks
5.93% - 6.27%, 5/24/00 - 9/01/00                             $4,999,846
Federal Home Loan Banks
6.00% - 6.04%, 7/14/00 - 9/01/00                              1,888,729
Federal Home Loan Mortgage Corp.
5.79% - 6.50%, 4/26/00 - 1/12/01                             10,217,684
Federal Home Loan Mortgage Corp. (a)
6.39%, 4/04/00                                                2,000,000
Federal National Mortgage Association
5.75% - 6.40%,  4/20/00 - 1/29/01                             6,989,947
--------------------------------------------------------------------------------
                                                             26,096,206

TOTAL U.S. GOVERNMENT AND
AGENCY ISSUES                                                35,546,166
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (99.1%)                                   358,004,362

CASH AND OTHER ASSESTS
LESS LIABILITIES (0.9%)                                       3,182,267
--------------------------------------------------------------------------------

NET ASSETS (100.0%)                                        $361,186,629
================================================================================


NOTE TO PORTFOLIO OF INVESTMENTS:

(a) Short-term variable rate security. The rate shown is the current rate at March 31, 2000. The date shown represents the next interest rate change date.

(b) Interest rates represent annualized yield to date of maturity.

(c) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amounts.

(d) The average weighted maturity of the portfolio is 58 days at March 31, 2000.


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION:

On July 30, 1999, the Wayne Hummer Money Fund Trust was reorganized as the Wayne Hummer Money Market Fund, a separate portfolio of Wayne Hummer Investment Trust (the "Trust"), solely to change its form of legal entity. The Trust is an open-end management company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, the Wayne Hummer CorePortfolio Fund, the Wayne Hummer Growth Fund, the Wayne Hummer Income Fund and the Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Money Market Fund (the "Fund"). The predecessor Fund commenced investment operations on April 2, 1982. The Fund may issue an unlimited number of full and fractional units of beneficial interest ("Shares") without par value. The investment objective of the Fund is to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.

1. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at value. The Fund utilizes the amortized cost method to determine value. In the event that a deviation of 1/2 of 1% or more exists between a Portfolio's $1.00 per Share net asset value and the net asset value as calculated by valuing the Portfolio securities based upon market quotations, if available, or otherwise based upon a matrix system approved by the Board of Trustees, or if there is any other deviation which the Fund believes would result in a material dilution to Shareholders or purchasers, the Board of Trustees of the Fund promptly will consider what action should be taken.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Investment income is recorded on the accrual basis and includes amortization of premium and discount on investments.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Dividends are declared daily and distributed monthly in the form of additional Shares at net asset value unless the Shareholder elects to have dividends paid in cash, in which case they are credited monthly to the Shareholder's brokerage account with Wayne Hummer Investments LLC.

3. FEDERAL INCOME TAXES

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"), and a Distribution Agreement and a Shareholder Service Agreement with Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). The shareholders of the Investment Adviser are the Voting Members of the Distributor and Shareholder Service Agent. For advisory and management services and facilities furnished, the Fund pays fees on a declining annual basis ranging from .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of average daily net assets on an annual basis. During the year ended March 31, 2000, the Fund incurred management fees of $1,746,900.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Fund reimburses the Shareholder Service Agent for the approximate cost of processing Fund Share transactions and maintaining Shareholder accounts.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 2000, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $37,250.

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES--
WAYNE HUMMER MONEY MARKET FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Money Market Fund as of March 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Money Market Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1996, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Chicago, Illinois
April 28, 2000

BOARD OF TRUSTEES


Steven R. Becker
Chairman


Charles V. Doherty
Joel D. Gingiss


Patrick B. Long
David P. Poitras


James J. Riebandt
Eustace K. Shaw


START INVESTING TODAY...


For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.


CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive
            Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


LOGO: Wayne Hummer(R)

Investments LLC


300 South Wacker Drive
Chicago, Illinois 60606-6607

First Class
U.S. Postage
PAID
South Suburban, IL
Permit #3600

                                 Wayne Hummer(R)
                                   Growth Fund

ANNUAL FINANCIAL STATEMENTS
March 31, 2000

Photo of: THOMAS J. ROWLAND


DEAR FELLOW SHAREHOLDER:
The Wayne Hummer Growth Fund (the "Fund") completed its sixteenth complete fiscal year, which ended March 31, 2000. The report contains a chart which compares a hypothetical $10,000 investment in the Fund for the past ten years with a like amount invested in "the market", as well as management's discussion and analysis of the Fund's performance during the fiscal year. As proxies for "the market" we again present both the Standard & Poor's Composite Stock Price Index (the S&P 500) and the Russell Mid-Cap Index.

For the fiscal year ended March 31, 2000, the value of a fund share increased $10.17 to $46.83 from $36.66 on March 31, 1999. In addition, distributions of income and capital gains of $4.06 were made to shareholders during the year. If these distributions were reinvested, the total return to shareholders was 41.3%. During this same period the total return of the S&P 500 was 17.9% and the Russell Midcap Index was 30.8%, as the mid-cap sector of the market performed better than the stocks of large market capitalization companies over this period. The value of an initial $10,000 investment in the Growth Fund on December 31, 1983 was $98,525 on March 31, 2000, compared to $69,714 one year ago, on March 31, 1999.

The big market stories of the past year have revolved around the Internet and the amazing rise of the technology laden Nasdaq 100 Index. Except for the most recently concluded quarter, which saw a broadening of the stocks participating in its advance, the market over this past year has continued to be characterized by narrow leadership in a concentrated list of stocks, notably in the technology sector.

We've written in the past of the persistence of divergent market trends in which technology and Internet stocks, and, more particularly, those of very large companies and recent IPOs, have accounted for the lion's share of investment gains in this market. The exasperation of more traditional value-oriented investors can be seen in the recent action of Julian Robertson, head of Tiger Management LLC and frequent guest of Louis Rukeyser on Wall Street Week. Robertson decided to close down his six Tiger funds despite a successful, until the past two years, track record with the funds since 1980. Robertson says, "In an irrational market, where earnings and price considerations take a back seat to mouse clicks and momentum, such logic (of value investing), as we have learned, does not count for much".

The relatively newer descriptive jargon to capture the essence of the apparent new order of the market includes terminology for stocks such as "new era", "new economy", "old old industrials", "new old industrials", "new new industrials" and other such monikers. The end game is an attempt to distinguish those participants on the leading edge of the information revolution from those perceived to be, in varying degrees, lagging behind. Increasing market volatility of late, seen in shifts between growth and value and between new and old economy stocks, is reflective of an attempt to reconcile the valuation gulfs among these disparate groups.

Your Fund embodies characteristics of both growth and value investment styles. The key elements of your Fund's relative performance over the past year mirrored those of the market. Each quarter of the past year saw fewer of your Fund's issues performing better than its benchmark index (the Russel Mid-Cap Index). Also, the technology stocks in the Fund were the key factor in its superior return for the fiscal year. The importance of technology stocks in the Fund has expanded as their percentage of total net assets has more than doubled in the past year, to over 37% from 16%. This was due principally to appreciation of positions that had been held for the entire year, rather than to added commitment of funds to this sector. In fact, the Fund was a net seller in this sector by a wide margin.

For the past several years an emphasis has been placed on identifying and acquiring promising investments that would generally be characterized as mid-capitalization stocks. The technology stocks that accounted for much of the Fund' success in the past year, notably Qualcomm, Sun Microsystems and Applied Materials, are now large capitalization stocks. When initially acquired for the Fund, however, these stocks appropriately satisfied our definition of mid-cap stocks.

Fund management feels no particular compunction to eliminate successful investments simply because they have appreciated so significantly as to no longer be categorized as mid-cap issues. However, when seeking out new investment opportunities, we continue to favor the medium size companies for the Fund. While the average size of the companies in the Fund has grown significantly, the commitment to mid-cap stocks is reflected in the median market capitalization of $3.3 billion. This is little changed from a year ago when it was $3.5 billion.

We believe that the Russell Mid-Cap Index (median market cap of $2.2 billion) continues to closely represent the significant characteristics of the Fund. Economic sector representation in the Russell Midcap Index reflects the portfolio emphasis of the Fund in a number of important respects. Like the Fund, the Russell has seen an increase in its technology allocation. It also better captures the Fund's greater commitment to manufacturing firms, exemplified by ownership in Midwest companies, as well as to financial stocks. The Russell Mid-Cap also includes a mix of larger companies, with over 25% of its weight in the over $10 billion market-cap category.

We hope that the relative performance trend of the Fund during the past year continues. The fundamentals of the U.S. economy continue to be excellent. Expectations for corporate profit growth this year, as seen in an unusually strong upward trend of earnings revisions in the first calendar quarter, portend healthy prospects for the stock market. Once market participants' sense the end of the string of Federal Reserve Board rate increases, the market should be on a solid footing for a more balanced advance.

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,


/s/ Thomas J. Rowland, CFA

Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust
April 28, 2000


*Past performance is no guarantee of future results. Total returns are based on changes in net asset value. The S&P 500 & Russell Mid-Cap are unmanaged portfolios and bear no expenses.

PORTFOLIO HIGHLIGHTS


TOP 10 STOCK HOLDINGS AS OF 3/31/00:
(% OF TOTAL NET ASSETS)

1. QUALCOMM Incorporated                    12.1%
2. Sun Microsystems, Inc.                    9.3
3. Applied Materials, Inc.                   8.1
4. ADC Telecommunications, Inc.              5.8
5. Northern Trust Corporation                5.1
6. Interpublic Group of Companies, Inc.      4.7
7. Illinois Tool Works, Inc.                 3.0
8. Cardinal Health, Inc.                     2.5
9. Avery Dennison Corporation                2.3
10. Consolidated Papers, Inc.                2.3


Portfolio holdings are subject to change and may not represent future portfolio composition.

PERFORMANCE COMPARISON

WAYNE HUMMER GROWTH FUND VS. S&P 500 INDEX AND RUSSELL MID-CAP INDEX

Growth of $10,000 Investment for a 10 year period ended March 31, 2000.



Line Chart:

                              Growth Fund        Russell Mid-Cap         S&P 500

Mar 90                        10000              10000                   10000
                              10355.2            10370.3                 10614
                              9110.87            8314.2                  9159.88
                              10207.4            9207.26                 9972.36
Mar 91                        11509.9            11092.5                 11428.3
                              11706.5            11155.5                 11378
                              12160              11982.1                 11991.3
                              13154.1            13034.4                 12996.2
Mar 92                        13252.7            13237.4                 12671.3
                              13157.7            13209.3                 12898.1
                              13949.2            13723.5                 13317.3
                              14517              15164.2                 13992.5
Mar 93                        14570.6            15988.6                 14596.7
                              14382.9            16240.7                 14656.5
                              14444.5            17110                   15031.7
                              15036.5            17332.9                 15482.7
Mar 94                        14470.7            16820.5                 14892.8
                              14296.6            16456.7                 14943.4
                              14947.7            17392.8                 15678.6
                              14899.1            16970.2                 15675.5
Mar 95                        16358.2            18736.5                 17200.7
                              16778.6            20304.3                 18824.5
                              17406.1            22104.5                 20322.9
                              18597.1            22817                   21544.3
Mar 96                        19000.6            24190                   22700.5
                              19347.3            24871.7                 23706.1
                              19699.8            25650.7                 24436.2
                              20806.5            27151.8                 26479.1
Mar 97                        21207.4            26929.4                 27188.8
                              24291.4            30581.4                 31927.8
                              26512              34642                   34322.3
                              27086.9            35027.6                 35312.2
Mar 98                        29812.1            38813.2                 40238.2
                              29822.5            38225.5                 41566.1
                              26159.4            32559.8                 37430.3
                              31840.9            38561.9                 45399.2
Mar 99                        31711.1            38379.2                 47660.1
                              35541              42550.9                 51020.1
                              33468              38895.7                 47836.5
                              43993.3            45597                   54949.7
Mar 00                        44816.2            50194.8                 56208.1


AVERAGE ANNUAL TOTAL RETURN

WAYNE HUMMER GROWTH FUND

  Period                      At net asset value       Maximum 2% Sales Charge

  1 Year                      41.33%                   38.49%
--------------------------------------------------------------------------------
  5 Years                     22.33%                   21.84%
--------------------------------------------------------------------------------
  10 Years                    16.42%                   16.18%
--------------------------------------------------------------------------------

BENCHMARK COMPARISON

  Period                      S&P 500 Index            Russell Mid-Cap Index

  1 Year                      17.94%                   30.77%
--------------------------------------------------------------------------------
  5 Years                     26.75%                   21.78%
--------------------------------------------------------------------------------
  10 Years                    18.82%                   17.50%
--------------------------------------------------------------------------------


The graph compares an initial investment of $10,000 invested in the Wayne Hummer Growth Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 and Russell Mid-Cap Indices. The S&P 500 & Russell Mid-Cap are unmanaged and all returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FUND OVERVIEW

Established December 30, 1983, the investment objective of the Wayne Hummer Growth Fund (the "Fund") is to achieve long-term growth and current income is a secondary objective. An emphasis has been placed on identifying promising investments that would generally be characterized as mid-capitalization stocks.

The Fund's prospectus contains detailed information about permissible investments.


SERVICES AVAILABLE TO SHAREHOLDERS

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

SYSTEMATIC INVESTMENT PLAN
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

SOCIAL SECURITY DIRECT DEPOSIT PLAN
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Growth Fund to directly deposit your social security benefits. You will have to recognize a capital gain or loss each time you redeem from the Fund. Contact your Wayne Hummer Investment Executive for complete details.

IRA OR RETIREMENT PLANS
Shares of the Wayne Hummer Growth Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

INTERNET ADDRESS: WWW.WHUMMER.COM
Those who enjoy using the computer to access information will find the prospectus and current prices for Fund Shares, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

TAXABLE TRANSACTIONS FOR NON-RETIREMENT ACCOUNTS
Each time you sell shares of the Fund, you must calculate the gain or loss attributed to that transactions. The Fund can provide you with the average cost basis of the shares sold if you opened the account after January 1, 1991. If you have not been getting an average cost statement and you have been calculating the cost basis on your account using the average cost method, you can provide the Fund with you most recent calculation. We will update our system so that any future redemptions will generate an Average Cost Statement that will be mailed to you in February. Contact the Fund or your Investment Executive for more information.

STATEMENT OF ASSETS AND LIABILITIES




  YEAR ENDED                                                 MARCH 31, 2000

  ASSETS
  Investments, at value (Cost: $76,462,566)                    $184,824,710
  Cash                                                               79,663
  Receivable for investments sold                                 1,597,759
  Receivable for Fund Shares sold                                    56,729
  Dividends receivable                                              123,450
  Prepaid expenses                                                   32,784
  Insurance deposit                                                   3,846
--------------------------------------------------------------------------------
  Total assets                                                  186,718,941

  LIABILITIES AND NET ASSETS
  Payable for investments purchased                                 854,484
  Payable for Fund Shares redeemed                                   51,776
  Due to Wayne Hummer Management Company                            109,860
  Accounts payable                                                   37,888
--------------------------------------------------------------------------------
  Total liabilities                                               1,054,008
--------------------------------------------------------------------------------
  Net assets applicable to 3,965,027 Shares outstanding,
  no par value, equivalent to $46.83 per Share                 $185,664,933
================================================================================

  ANALYSIS OF NET ASSETS
  Paid-in capital                                               $69,245,362
  Net unrealized appreciation of investments                    108,362,144
  Undistributed net realized gain on sales of investments         8,021,083
  Undistributed net investment income                                36,344
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                  $185,664,933
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price per Share
  ($185,664,933 / 3,965,027 Shares outstanding)                      $46.83
--------------------------------------------------------------------------------
  Maximum offering price per Share (net asset value,
  plus 2.02% of net asset value or 2% of offering price)*            $47.79
================================================================================

* Sales charge of 2% was effective August 1, 1999 for new accounts.
--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS


  YEAR ENDED                                                 MARCH 31, 2000

  INVESTMENT INCOME:
  Dividends                                                      $1,514,804
  Interest                                                          203,717
--------------------------------------------------------------------------------
  Total investment income                                         1,718,521

  EXPENSES:
  Management fee                                                  1,162,674
  Professional fees                                                 130,334
  Transfer agent fees                                                54,950
  Printing costs                                                     46,266
  Custodian fees                                                     24,700
  Trustee fees                                                       24,700
  Portfolio accounting fees                                          23,380
  Registration costs                                                 13,000
  Other                                                               9,960
--------------------------------------------------------------------------------
  Total expenses                                                  1,489,964
--------------------------------------------------------------------------------
  Net investment income                                             228,557
  Net realized gain on sales of investments                      17,348,361
  Change in net unrealized appreciation                          37,667,702
--------------------------------------------------------------------------------
  Net gain on investments                                        55,016,063
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations          $55,244,620
================================================================================


                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS




  YEAR ENDED MARCH 31,                              2000               1999

  OPERATIONS:
  Net investment income                         $228,557           $553,925
  Net realized gain on sale of investments    17,348,361          8,564,539
  Change in net unrealized appreciation       37,667,702           (862,439)
--------------------------------------------------------------------------------
  Net increase in net assets resulting
    from operations                           55,244,620          8,256,025
--------------------------------------------------------------------------------

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                         (279,121)          (607,453)
  Net realized gain on investments           (15,091,239)        (5,823,502)
--------------------------------------------------------------------------------
  Total dividends to Shareholders            (15,370,360)        (6,430,955)
--------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold                    9,071,553         10,389,176
  Shares issued upon reinvestment
    of dividends                              14,720,172          6,216,025
--------------------------------------------------------------------------------
                                              23,791,725         16,605,201
  Less payments for Shares redeemed           17,494,746         19,679,491
--------------------------------------------------------------------------------
  Increase (decrease) from Capital
     Share transactions                        6,296,979         (3,074,290)
--------------------------------------------------------------------------------
  Total increase (decrease) in net assets     46,171,239         (1,249,220)

  NET ASSETS
  Beginning of year                          139,493,694        140,742,914
--------------------------------------------------------------------------------
  End of year (including undistributed net investment
  income of $36,344 and $86,908 at March 31, 2000
  and 1999, respectively)                   $185,664,933       $139,493,694
================================================================================


                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

YEAR ENDED MARCH 31,                      2000    1999     1998    1997     1996

  NET ASSET VALUE, BEGINNING OF YEAR    $36.66  $36.10   $28.03  $26.37   $23.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   0.06    0.14     0.19    0.26     0.32
  Net realized and unrealized gain
    on investments                       14.17    2.09    10.57    2.69     3.41
--------------------------------------------------------------------------------
  Total from investment operations       14.23    2.23    10.76    2.95     3.73

  LESS DISTRIBUTIONS:
  Dividends from net investment income (0.07) (0.16) (0.20) (0.29) (0.31) Distributions from net realized gain
    on investments                       (3.99)  (1.51)   (2.49)  (1.00)  (0.48)
--------------------------------------------------------------------------------
  Total distributions                    (4.06)  (1.67)   (2.69)  (1.29)  (0.79)
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR          $46.83  $36.66   $36.10  $28.03   $26.37
================================================================================
  TOTAL RETURN (a)                       41.33%   6.37%   40.57%  11.61%  16.15%

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of year ($000's)     185,665 139,494  140,743 104,214  102,608
  Ratio of expenses to average net assets 0.95% 0.94% 0.96% 0.99% 1.06% Ratio of net investment income to
    average net assets                    0.15%   0.41%    0.58%   0.97%   1.29%
  Portfolio turnover rate                   10%     12%       7%      9%      6%



NOTE TO FINANCIAL HIGHTLIGHTS:

a.) Excludes 2% sales charge which went into effect August 1, 1999.
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS


                                     NUMBER OF SHARES            VALUE

COMMON STOCKS (98.1%)

BASIC MATERIALS (4.4%)
Consolidated Papers, Inc.                     110,000        $4,228,125
RPM, Inc.                                     125,000         1,375,000
Sonoco Products Company                       110,000         2,585,000
--------------------------------------------------------------------------------
                                                              8,188,125

CONSUMER CYCLICAL (14.5%)
Autoliv, Inc.                                  40,920         1,227,600
H&R Block, Inc.                                60,000         2,685,000
Borders Group, Inc. (b)                        90,000         1,546,875
Cintas Corporation                             52,500         2,057,344
DeVry, Inc. (b)                                25,000           762,500
The Gap, Inc.                                  75,000         3,735,937
Interpublic Group of
  Companies, Inc.                             185,000         8,741,250
LA-Z-Boy Incorporated                         110,000         1,691,250
Office Depot, Inc.  (b)                       150,000         1,734,375
Royal Caribbean Cruises Ltd.                  100,000         2,800,000
--------------------------------------------------------------------------------
                                                             26,982,131

ENERGY (1.2%)
Burlington Resources, Inc.                     60,000         2,220,000
--------------------------------------------------------------------------------

COMMUNICATION SERVICES (1.2%)
Western Wireless Corporation
  Class A (b)                                  50,000         2,290,625
--------------------------------------------------------------------------------

CAPITAL GOODS (12.4%)
Avery Dennison Corporation                     70,000         4,274,375
Bacou USA, Inc.  (b)                           65,000         1,015,625
Emerson Electric Co.                           50,000         2,643,750
Fastenal Company                               70,000         3,351,250
Illinois Tool Works, Inc.                     100,000         5,525,000
Pall Corporation                              120,000         2,692,500
Regal-Beloit Corporation                      100,000         1,750,000
STERIS Corporation  (b)                        60,000           615,000
Thomas & Betts Corporation                     40,000         1,130,000
--------------------------------------------------------------------------------
                                                             22,997,500


                                     NUMBER OF SHARES            VALUE


HEALTH CARE AND
PHARMACEUTICALS (11.5%)
Abbott Laboratories                            50,000        $1,759,375
C. R. Bard, Inc.                               60,000         2,321,250
Cardinal Health, Inc.                         100,000         4,587,500
Manor Care, Inc.  (b)                          40,000           540,000
Health Management
  Associates, Inc. (b)                        120,000         1,710,000
Patterson Dental
  Company (b)                                  75,000         2,868,750
Sybron International
  Corporation (b)                              75,000         2,175,000
Watson Pharmaceuticals, Inc. (b)               35,000         1,389,063
Wesley Jessen
  VisionCare, Inc. (b)                        110,000         3,953,125
--------------------------------------------------------------------------------
                                                             21,304,063

FINANCIAL (10.0%)
AON Corporation                                67,500         2,176,875
Cincinnati Financial
  Corporation                                  90,000         3,386,250
Northern Trust Corporation                    140,000         9,458,750
Ohio Casualty Corporation                      80,000         1,430,000
Old Republic International
  Corporation                                 150,000         2,062,500
--------------------------------------------------------------------------------
                                                             18,514,375

CONSUMER STAPLES (5.5%)
CVS Corporation                               100,000         3,756,250
McCormick & Company,
  Incorporated                                100,000         3,225,000
PepsiCo, Inc.                                  60,000         2,073,750
Smucker (The J.M.)
  Company Class B                              80,000         1,145,000
--------------------------------------------------------------------------------
                                                             10,200,000

                                     NUMBER OF SHARES            VALUE


TECHNOLOGY (37.4%)
ADC
  Telecommunications, Inc. (b)                200,000       $10,775,000
Applied Materials, Inc. (b)                   160,000        15,080,000
Kronos, Inc. (b)                               60,000         1,777,500
Photronics, Inc. (b)                           60,000         2,118,750
QUALCOMM
  Incorporated (b)                            150,000        22,396,875
Sun Microsystems, Inc. (b)                    184,000        17,241,375
--------------------------------------------------------------------------------
                                                             69,389,500

TOTAL COMMON STOCKS
(Cost:  $73,724,175)                                        182,086,319

SHORT-TERM INVESTMENTS (1.4%)
United States Treasury Bills,
5.31% - 5.80%,
04/06/00-05/11/00
(Cost: $2,738,391)                                            2,738,391
--------------------------------------------------------------------------------


                                                                 VALUE


TOTAL INVESTMENTS
(Cost: $76,462,566) (99.5%)                                $184,824,710

CASH AND OTHER ASSESTS
LESS LIABILITIES (0.5%)                                         840,223
--------------------------------------------------------------------------------

NET ASSETS (100.0%)                                        $185,664,933
================================================================================


NOTE TO PORTFOLIO OF INVESTMENTS:

(a) Interest rates on short-term investments represent annualized yield to date of maturity.

(b)  Non-income producing security.

(c) Based on the cost of investments of $76,462,566 for federal income tax purposes at March 31, 2000, the aggregate gross unrealized appreciation was $113,972,409, the aggregate gross unrealized depreciation was $5,610,265 and the net unrealized appreciation of investments was $108,362,144.


NOTES TO FINANCIAL STATEMENTS


ORGANIZATION:
Wayne Hummer Investment Trust (the "Trust"), is an open-end investment company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Growth Fund (the "Fund"). The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth.

1. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Prior to August 1, 1999, the Fund Shares were sold and redeemed on a continuous basis at net asset value. Effective August 1, 1999, the Fund Shares are sold subject to a 2% sales charge for new accounts opened after this date. Net asset value per Share is determined on each day the New York Stock Exchange is open as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On April 24, 2000, an ordinary income dividend of $0.01 per Share and a long-term capital gain dividend of $2.03 per Share were declared, payable April 26, 2000, to Shareholders of record on April 24, 2000.

3. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 1.50% of the average daily net assets of the Fund. During the year ended March 31, 2000, the Fund incurred management fees of $1,162,674.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("WHI LLC").

WHI LLC serves as Shareholder Service Agent without compensation from the Fund. WHI LLC also serves as Distributor and received commissions of $27,740 from the sale of Fund Shares during the year ended March 31, 2000, all of which were paid to brokers affiliated with the Distributor.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of WHI LLC. During the year ended March 31, 2000, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $24,700.

5. INVESTMENT TRANSACTIONS
Investment transactions (excluding money market instruments) are as follows:

  YEAR ENDED MARCH 31,                            2000

  Purchases                                $15,997,325
--------------------------------------------------------------------------------
  Proceeds from sales                      $26,012,048
--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

  YEAR ENDED MARCH 31,             2000           1999

  Shares sold                   224,355        298,220
  Shares issued upon
  reinvestment of dividends     376,093        174,372
--------------------------------------------------------------------------------
                                600,448        472,592
  Shares redeemed              (440,343)      (566,280)
--------------------------------------------------------------------------------
  Net increase (decrease)
  in Shares outstanding         160,105        (93,688)
================================================================================

7. FEDERAL TAX STATUS OF 1999 DIVIDENDS

The income dividend and short-term capital gain distributions are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 1999 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES--
WAYNE HUMMER GROWTH FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Growth Fund as of March 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Growth Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1996, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Chicago, Illinois
April 28, 2000

BOARD OF TRUSTEES


Steven R. Becker
Chairman


Charles V. Doherty
Joel D. Gingiss


Patrick B. Long
David P. Poitras


James J. Riebandt
Eustace K. Shaw



START INVESTING TODAY...


For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.



CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive
            Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


LOGO: Wayne Hummer (r)

Investments LLC


300 South Wacker Drive
Chicago, Illinois 60606-6607

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


                                 Wayne Hummer(R)
                                   Income Fund

ANNUAL FINANCIAL STATEMENTS
March 31, 2000
Photo of: DAVID P. POITRAS


DEAR FELLOW SHAREHOLDER:
With great pleasure, we present you with the audited financial reports of the Wayne Hummer Income Fund for the year ended March 31, 2000.

OVERVIEW
While 1999 was one of the worst on record for the bond markets, the first quarter of 2000 was one of the best first quarters ever.

Last year, the Federal Reserve Bank began lifting short-term interest rates in reaction to strong economic growth and the attendant fears of rising inflation. The first hike came in June 1999, and was followed by four additional hikes by March 21, 2000. The Fed's base lending rate, the Federal Funds Rate, now stands at 6%, 125 basis points, or 1.25%, higher than just ten months ago. Bond prices responded by falling sharply.

In mid January 2000, the U.S. Treasury department announced plans to buy back $30 billion of outstanding debt, the first buyback in 70 years. The announcement set the tone for the rest of the quarter. Investors reacted to the dwindling supply of long-term securities by pushing bond prices dramatically higher. Long-term treasury bonds rose some 7 points, or $70 per $1,000 face value. The rally reduced long-term treasury yields by over 60 basis points.

PERFORMANCE & STRATEGY
For the 6-month and 1-year periods ended March 31, 2000, the Wayne Hummer Income Fund produced total returns1 (dividend income plus or minus changes in the Fund's share price) of 1.79% and 2.03%, respectively. The Merrill Lynch Corporate and Government Index of 1-9.99 year Maturities--the index to which we compare the Fund's performance--posted similar total returns of 1.59% and 2.14% over the same time periods.

The value of all fixed income investments, including the Wayne Hummer Income Fund portfolio, is inversely tied to changes in interest rates. Last year, as interest rates were rising, the Fund struggled under the weight of falling bond prices. During the first three months of this year, falling interest rates--and rising bond prices--produced a large and positive impact on the Fund's portfolio of notes and bonds.

The Fund declared income dividends totaling $0.90 per share over the past 12 months, equivalent to a distribution rate per share of 6.14%2. The SEC yield at March 31, was 6.69%. Please refer to the following pages for detailed statements of the Fund's performance, portfolio of investments and financial condition.

PORTFOLIO FOCUS & FUTURE STRATEGY
Last year, when interest rates were rising, we initiated steps to capture the benefit of higher interest rates. We extended the average life and duration of the Fund's portfolio, primarily through the purchase of longer-term treasury notes and bonds. We also added two preferred stock issues to the portfolio--Harris Preferred Capital and Virginia Power Capital Trust. Our goal through these changes was to lock in higher interest rates for longer periods of time.

We are pleased that the bond market rose so smartly over the past few months. However, several characteristics of the rally give us pause. First, the rally was swift, sudden and concentrated among the highest quality issuers, mainly longer-term U.S. treasury issues. Corporate and mortgage-backed securities did not perform as well as the treasury market. Second, the market rallied in spite of the Federal Reserve Bank's efforts to raise short-term interest rates. Longer-term treasury yields fell the most, but even shorter-term rates declined. Third, the economy has been especially healthy for several years. We view the situation as one that could easily trigger further interest rate increases by the Fed. (Often, extended periods of economic growth cause inflation to accelerate, prompting interest rate increases by the Federal Reserve Bank.)

Our bond market forecast calls for little change over the near term. The bond market will be hard pressed to rally further in the face of strong economic growth and a "tight-minded" Fed. We believe the Fund's portfolio is appropriately positioned for the market we face today. The portfolio's duration of 4.3 years is long enough to generate a high level of income, but short enough to provide reasonable protection should interest rates rise. (Duration is a measure of sensitivity to interest rate changes. Generally, when interest rates fall, longer-duration portfolios produce a greater rise in value than shorter-duration portfolios. On the other hand, when interest rates rise, shorter-duration portfolios protect value better than longer portfolios.) The average credit quality of the Fund's portfolio remains relatively high; we have allocated nearly 20% of the portfolio to U.S. treasury and agency securities and 18% to high-quality agency mortgage-backed securities.

We appreciate your continued support and confidence and ask that you call or write us if you have any questions about the Fund or your account.

Sincerely,


/s/ David P. Poitras

David P. Poitras
Portfolio Manager
April 28, 2000

1 Total returns exclude 1% sales charge.

2 Distribution rate per share is based upon dividends per share declared during the period divided by the net asset value per share at March 31, 2000.

PORTFOLIO HIGHLIGHTS

The investment philosophy of the Fund is to invest primarily in intermediate-term fixed-income securities.

TOP 10 BOND HOLDINGS AS OF 3/31/00: (% OF TOTAL NET ASSETS)

  1. U.S. Treasury Note, 6.13%, 08/15/07
  2. Federal Home Loan Mtg. Corp., 8.00%, 03/15/21
  3. U.S. Treasury Note, 7.50%, 11/15/16
  4. United Air Lines, Inc., 9.76%, 05/27/06
  5. Federal Home Loan Mortgage Corp., 7.10%, 04/10/07
  6. Target Corp., 5.87%, 08/15/27
  7. NYNEX Corporation, 9.55%, 05/01/10
  8. Canadian Pacific Ltd., 8.85%, 06/01/22
  9. Georgia Pacific Corp., 9.50%, 05/15/22
 10. Parker Hannifin Corp., 9.75%, 02/15/21

The top ten holdings comprise 43.7% of total net assets.


PORTFOLIO COMPOSITION AS OF 03/31/00:
(% of Total Net Assets)


Pie Chart:

59% CORPORATE BONDS

19% U.S. GOVERNMENT AND AGENCY BONDS

18% MORTGAGE-BACKED SECURITIES

 1% PREFERRED STOCK

 3% CASH & OTHER


Portfolio holdings are subject to change and may not represent future portfolio composition.

PERFORMANCE COMPARISON

WAYNE HUMMER INCOME FUND VS. MERRILL LYNCH CORPORATE AND
GOVERNMENT INDEX OF 1 TO 9.99 YEAR MATURITIES

Value of $10,000 initial investment from inception to the period ended March 31, 2000


Line Chart:


                                       Merrill Lynch
                  Income Fund          Corporate and Government

Dec 92            10000                10000
Dec 92            9970.1               10065.2
Dec 92            9936.1               10130.2
Dec 92            10126.1              10280.2
Mar 93            10327.7              10531.1
Jun 93            10630.4              10751.2
Sep 93            10970.1              11004.3
Dec 93            10998.5              11022.5
Mar 94            10783.7              10812
Jun 94            10615.6              10750.9
Sep 94            10644.7              10836.5
Dec 94            10727.2              10831.1
Mar 95            11232                11303.2
Jun 95            11749.8              11867.8
Sep 95            11997                12062.4
Dec 95            12394.1              12490.9
Mar 96            12219.6              12389.2
Jun 96            12288.6              12462.1
Sep 96            12470                12680.8
Dec 96            12828.1              12993.3
Mar 97            12747.9              12986.6
Jun 97            13190.9              13368.1
Sep 97            13616.5              13728.6
Dec 97            13985.7              14024.8
Mar 98            14182.6              14249.4
Jun 98            14453.6              14517.6
Sep 98            14996.4              15157.7
Dec 98            15016.5              15211.8
Mar 99            14855.4              15183.8
Jun 99            14762.3              15123.2
Sep 99            14890.5              15266.9
Dec 99            14848.4              15282.4
Mar 00            15156.6              15509.1


AVERAGE ANNUAL TOTAL RETURN


WAYNE HUMMER INCOME FUND

  Period Ended                             At net           Maximum 1%
  3/31/00                                  asset value      Sales Charge
  1 Year                                   2.03%            1.03%
--------------------------------------------------------------------------------
  5 Years                                  6.18%            5.96%
--------------------------------------------------------------------------------
  12/1/92-3/31/00                          5.98%            5.83%
--------------------------------------------------------------------------------

  MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX OF 1 TO 9.99 YEARS


  Period Ended
  3/31/00

  1 Year                                   2.14%
--------------------------------------------------------------------------------
  5 Years                                  6.52%%
--------------------------------------------------------------------------------
  12/1/92-3/31/00                          6.17%
--------------------------------------------------------------------------------


This graph compares an initial investment of $10,000 invested in Wayne Hummer Income Fund, adjusted for the maximum sales charge of 1%, with the Merrill Lynch Intermediate Corporate and Government Index of 1 - 9.99 years. The index is unmanaged and all returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

FUND OVERVIEW

Established in 1992, the investment objective of the Wayne Hummer Income Fund (the "Fund") is to achieve as high a level of current income as is consistent with prudent investment management. The Fund invests primarily in intermediate-term corporate and U.S. Government & Agency securities.

The Fund's prospectus contains detailed information about permissible investments.


SERVICES AVAILABLE TO SHAREHOLDERS

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

SYSTEMATIC INVESTMENT PLAN
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your financial institution can send money from your account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

SOCIAL SECURITY DIRECT DEPOSIT PLAN
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Income Fund to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. You will have to recognize a capital gain or loss each time you redeem from the Fund. Contact your Wayne Hummer Investment Executive for complete details.

IRA OR RETIREMENT PLANS
Shares of the Wayne Hummer Income Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

INTERNET ADDRESS: WWW.WHUMMER.COM
Those who enjoy using the computer to access information will find the current price, performance information and the prospectus, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

TAXABLE TRANSACTIONS FOR NON-RETIREMENT ACCOUNTS
Each time you sell shares of the Fund, you must calculate the gain or loss attributed to that transaction. The Fund can provide you with the average cost basis of the shares sold. If you have not been getting an average cost statement and you have been calculating the cost basis on your account using the average cost method, you can provide the Fund with you most recent calculation. We will update our system so that any future redemptions will generate an Average Cost Statement that will be mailed to you in February. Contact the Fund or your Investment Executive for more information.

Statement of Assets and Liabilities


  YEAR ENDED                                                 MARCH 31, 2000

  ASSETS
  Investments, at value (Cost: $18,396,914)                     $17,787,686
  Interest receivable                                               317,488
  Receivable for investment sold                                        346
  Receivable for Fund Shares sold                                       211
  Cash                                                               43,323
  Prepaid expenses                                                   18,221
--------------------------------------------------------------------------------
  Total assets                                                   18,167,275

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                                  100,015
  Dividends payable                                                   8,094
  Due to Wayne Hummer Management Company                              7,672
  Accounts payable                                                   18,579
--------------------------------------------------------------------------------
  Total liabilities                                                 134,360
--------------------------------------------------------------------------------
  Net assets applicable to 1,230,531 Shares outstanding,
  no par value, equivalent to $14.65 per Share                  $18,032,915
================================================================================

  ANALYSIS OF NET ASSETS
  Paid-in capital                                               $19,456,215
  Net unrealized depreciation of investments                       (609,228)
  Accumulated net realized loss on sales of investments            (814,072)
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                   $18,032,915
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price per Share
  ($18,032,915 / 1,230,531 Shares outstanding)                       $14.65
================================================================================
  Maximum offering price per Share (net asset value, plus 1.01% of net asset
  value or 1% of offering price)*                                    $14.80
================================================================================

*Sales charge of 1% was effective August 1, 1999 for new accounts.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS


  YEAR ENDED                                                 MARCH 31, 2000

  INVESTMENT INCOME:
    Interest                                                     $1,304,350
--------------------------------------------------------------------------------

  EXPENSES:
  Management fee                                                     95,654
  Professional fees                                                  32,371
  Transfer agent fees                                                23,086
  Portfolio accounting costs                                         17,313
  Printing costs                                                      8,504
  Registration costs                                                  7,378
  Custodian fees                                                      7,100
  Trustee fees                                                        3,200
  Other                                                               1,840
--------------------------------------------------------------------------------
  Total expenses                                                    196,446
--------------------------------------------------------------------------------
  Net investment income                                           1,107,904
--------------------------------------------------------------------------------

  Net realized loss on sales of investments                         (47,407)
  Change in net unrealized depreciation                            (708,313)
--------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                  (755,720)
--------------------------------------------------------------------------------

  Net increase in net assets resulting from operations             $352,184
================================================================================

STATEMENT OF CHANGES IN NET ASSETS


  YEAR ENDED MARCH 31,                                     2000             1999

  OPERATIONS:
  Net investment income                              $1,107,904      $1,202,094
  Net realized gain (loss) on sales of investments      (47,407)        119,756
  Change in net unrealized appreciation (depreciation) (708,313)       (358,228)
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations  352,184         963,622
--------------------------------------------------------------------------------

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                              (1,086,195)     (1,196,917)
--------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold                           1,522,907       1,772,995
  Shares issued upon reinvestment of dividends          836,426         913,838
--------------------------------------------------------------------------------
                                                      2,359,333       2,686,833
  Less payments for Shares redeemed                   3,919,788       3,429,770
--------------------------------------------------------------------------------
  Decrease from Capital Share transactions           (1,560,455)       (742,937)
--------------------------------------------------------------------------------
  Total decrease in net assets                       (2,294,466)       (976,232)
--------------------------------------------------------------------------------

  NET ASSETS:
  Beginning of year                                  20,327,381      21,303,613
--------------------------------------------------------------------------------
  End of year                                       $18,032,915     $20,327,381
================================================================================

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


  YEAR ENDED MARCH 31,                    2000    1999     1998    1997     1996

  NET ASSET VALUE, BEGINNING OF YEAR    $15.21  $15.38   $14.66  $14.95  $14.69

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   0.90    0.89     0.94    0.92    1.02
  Net realized and unrealized gain (loss)
    on investments                       (0.56)  (0.17)    0.72   (0.29)   0.26
--------------------------------------------------------------------------------
  Total from investment operations        0.34    0.72     1.66    0.63    1.28

  LESS DISTRIBUTIONS:
  Dividends from net investment income (0.90) (0.89) (0.94) (0.92) (1.02) Dividends from net realized gain
    on investments                           -       -        -       -        -
--------------------------------------------------------------------------------
  Total distributions                    (0.90)  (0.89)   (0.94)  (0.92)  (1.02)
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR          $14.65  $15.21   $15.38  $14.66  $14.95
================================================================================
  TOTAL RETURN (a)                        2.03%   4.74%   11.25%   4.32%   8.79%

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of year (000's)      $18,033 $20,327  $21,304 $21,998 $25,398
  Ratio of expenses to average
    net assets                            1.02%   1.01%    1.01%   1.01%   0.91%
  Ratio of net investment income to
    average net assets                    5.78%   5.78%    6.00%   6.25%   6.80%
  Portfolio turnover rate                   11%     37%      28%     39%     46%


NOTE TO FINANCIAL HIGHLIGHTS:

a.) Excludes 1% sales charge.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
MARCH 31, 2000


                                      PRINCIPAL AMOUNT            VALUE


CORPORATE OBLIGATIONS (59.7%)
AUTO & MACHINERY (5.1%)
Johnson Controls, Inc.,
7.70%, due 03/01/15                           $410,000         $412,911
Parker-Hannifin Corporation,
9.75%, due 02/15/21                            480,000          508,915
--------------------------------------------------------------------------------
                                                                921,826

BANKS & FINANCE (7.8%)
Ford Motor Credit Company,
6.13%, due 01/09/06                            500,000          469,655
Wells Fargo Company, 7.65%,
due 03/15/05                                   360,000          364,226
St. Paul Bancorp, Inc., 7.13%,
due 02/15/04                                   100,000           97,772
Sears Roebuck Acceptance
Corp., 6.75%, due 09/15/05                     500,000          479,625
--------------------------------------------------------------------------------
                                                              1,411,278

INSURANCE (3.0%)
American General Corp.
7.75% due 04/01/05                             285,000          288,853
Continental Corp. 7.25%
due 03/01/03                                   260,000          255,921
--------------------------------------------------------------------------------
                                                                544,774

OIL AND GAS (3.7%)
Northwest Natural Gas
Company, 6.80%, due 05/21/07                   200,000          197,730
Devon Energy
Corporation, 10.25%,
due 11/01/05                                   436,000          475,009
--------------------------------------------------------------------------------
                                                                672,739

PAPER & FOREST PRODUCTS (5.5%)
Champion International
Corporation, 6.40%,
due 02/15/26                                   500,000          473,210
Georgia Pacific Corporation,
9.50%, due 05/15/22                            500,000          517,075
--------------------------------------------------------------------------------
                                                                990,285

RETAIL (3.6%)
Target Corp.,
5.87%, due 08/15/27                            655,000          652,898
--------------------------------------------------------------------------------


                                     PRINCIPAL AMOUNT             VALUE


TELECOMMUNICATIONS (4.7%)
Mountain States Telephone
& Telegraph Co., 5.50%,
due 06/01/05                                  $269,000         $249,218
NYNEX Corporation, 9.55%,
due 05/01/10                                   556,874          599,575
--------------------------------------------------------------------------------
                                                                848,793

TRANSPORTATION (10.4%)
Canadian Pacific Limited,
8.85%, due 06/01/22                            500,000          524,225
Union Pacific Corporation,
6.13%, due 01/15/04                            500,000          475,315
United Air Lines, Inc., 9.76%,
due 05/27/06                                   820,858          872,990
--------------------------------------------------------------------------------
                                                              1,872,530

OTHER (15.9%)
Browning-Ferris Industries,
Inc., 6.38%, due 01/15/08                      500,000          399,940
Crown, Cork & Seal
Company, Inc., 8.38%,
due 01/15/05                                   400,000          401,948
Eastman Kodak Company,
9.75%, due 10/01/04                            428,000          469,015
Inco Ltd., Convertible
Debenture, 7.75%,
due 03/15/16                                   500,000          429,375
Ingersoll-Rand Company,
6.02%, due 02/15/28                            500,000          493,495
Union Carbide Corp., 6.79%,
due 06/01/25                                   170,000          164,468
Xerox Corporation, 5.88%,
due 06/15/37                                   500,000          498,985
--------------------------------------------------------------------------------
                                                              2,857,226

TOTAL CORPORATE OBLIGATIONS
(Cost: $11,167,576)                                          10,772,349

MUNICIPALITY-TAXABLE (1.4%)
Virginia State Housing
Development Authority, 7.95%,
due 05/01/13 (Cost: $254,347)                  250,000          258,480
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES (17.7%)
COLLATERALIZED MORTGAGE OBLIGATIONS  (14.8%)
Federal Home Loan Mortgage Corporation (12.0%)
7.50%, due 11/15/08                            500,000          500,710
8.50%, due 05/01/17                            145,610          149,396
8.00%, due 03/15/21                          1,000,000        1,007,690
8.00%, due 04/15/22                            500,000          502,935
--------------------------------------------------------------------------------
                                                              2,160,731

                                      PRINCIPAL AMOUNT            VALUE

Federal National Mortgage Association (2.8%)
8.00%, due 02/25/07                           $500,000         $505,240


FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.3%)
11.25%, due 04/01/01                            10,108           10,712
10.75%, due 09/01/15                             5,181            5,605
10.50%, due 01/01/16                            37,573           40,459
10.50%, due 06/01/19                            90,779           97,950
9.00%, due 12/01/19                             53,344           54,925
8.50%, due 06/25/21                            106,223          108,643
8.00%, due 12/01/22                            104,516          104,727
--------------------------------------------------------------------------------
                                                                423,021

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION (0.6%)
9.00%, due 11/15/01                              8,742            9,084
9.00%, due 02/20/27                             95,251           97,384
--------------------------------------------------------------------------------
                                                               106,468

TOTAL MORTGAGE-BACKED SECURITIES
(Cost: $3,259,994)                                           3,195,460

U.S. GOVERNMENT AND AGENCY
ISSUES (19.1%)
U.S. Treasury Note, 6.13%,
due 12/31/01                                   200,000          198,726
Federal Home Loan
Mortgage Corp., 7.10%,
due 04/10/07                                   750,000          748,313


                                      PRINCIPAL AMOUNT            VALUE

U.S. Treasury Note, 6.13%,
due 08/15/07                                $1,550,000       $1,535,771
U.S. Treasury Note, 7.50%,
due 11/15/16                                   840,000          950,712
--------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT AND AGENCY ISSUES
(Cost: $3,590,547)                                            3,433,522

PREFERRED STOCK (0.7%)
Harris Preferred Capital
Corporation, 7.38%                               4,000           81,750
Virginia Power Capital
Trust I, 8.05%                                   2,000           46,125
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $124,450)                                                127,875
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
(Cost: $18,396,914) (98.6%)                                  17,787,686

CASH AND OTHER ASSESTS
LESS LIABILITIES (1.4%)                                         245,229
--------------------------------------------------------------------------------

NET ASSETS (100.0%)                                         $18,032,915
================================================================================

NOTE TO PORTFOLIO OF INVESTMENTS:

(a) Based on the cost of investments of $18,396,914 for federal income tax purposes at March 31, 2000, the aggregate gross unrealized appreciation was $46,570, the aggregate gross unrealized depreciation was $655,798 and the net unrealized depreciation of investments was $609,228.


NOTES TO FINANCIAL STATEMENTS


ORGANIZATION:
Wayne Hummer Investment Trust (the "Trust") is an open-end management company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Income Fund (the "Fund"). The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent capital management.

1. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the market value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles might require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Prior to August 1, 1999, the Fund Shares were sold on a continuous basis at net asset value. Effective August 1, 1999, the Fund Shares are sold subject to a 1% sales charge for new accounts opened after this date. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Dividends from net investment income are declared daily and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash.

Income distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for mortgage-backed securities.

3. FEDERAL INCOME TAXES

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2000, amounting to $814,072 is available to offset future capital gains. If not applied, $594,108 of the loss carry forward expires in 2003, $51,741 expires in 2004, $129,493 expires in 2005 and $38,730 expires in
2006.

4. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fundordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 2000, the Fund incurred management fees of $95,654.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("WHI LLC"). WHI LLC serves as Shareholder Service Agent without compensation from the Fund. WHI LLC also serves as Distributor and received commissions of $5,518 from the sale of Fund Shares during the year ended March 31, 2000, all of which were paid to brokers affiliated with the Distributor.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of WHI LLC. During the year ended March 31, 2000, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $3,200.

 5. INVESTMENT TRANSACTIONS

Investment transactions (excluding money market instruments) are as follows:

  YEAR ENDED MARCH 31,                            2000

  Purchases                                 $2,137,391
--------------------------------------------------------------------------------
  Proceeds from sales                       $2,831,291
--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

  YEAR ENDED MARCH 31,             2000           1999

  Shares sold                   102,410        114,578
  Shares issued upon
  reinvestment of dividends      56,650         59,060
--------------------------------------------------------------------------------
                                159,060        173,638
  Shares redeemed              (265,402)      (221,489)
--------------------------------------------------------------------------------
  Net decrease in Shares
  outstanding                  (106,342)       (47,851)
================================================================================


7. FEDERAL TAX STATUS OF 1999 DIVIDENDS

The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the U.S. Treasury Department regulations.

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES--WAYNE HUMMER INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Income Fund as of March 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Income Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1996, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Chicago, Illinois
April 28, 2000

BOARD OF TRUSTEES


Steven R. Becker
Chairman


Charles V. Doherty
Joel D. Gingiss


Patrick B. Long
David P. Poitras


James J. Riebandt
Eustace K. Shaw


START INVESTING TODAY...


For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.


CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive
            Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


LOGO: Wayne Hummer (R)

Investments LLC


300 South Wacker Drive
Chicago, Illinois 60606-6607

First Class
U.S. Postage
PAID
South Suburban, IL
Permit #3600

                                 Wayne Hummer(R)
                               CorePortfolio Fund

Photos of: Thomas J. Rowland and David D. Cox


ANNUAL FINANCIAL STATEMENTS
March 31, 2000

DEAR FELLOW SHAREHOLDER,
We are pleased to present our shareholder report for the Wayne Hummer CorePortfolio Fund (the "Fund") for the fiscal year ended March 31, 2000.

For the period of August 2, 1999 (commencement of Fund operations) through March 31, 2000, the net asset value of a Fund Share, with reinvested dividends, increased 17.4%, which compared with an increase of 13.8% for the S&P 500 Index(R) (the "S&P 500"). Along with the performance results, we also display a listing of the holdings of the Fund, as well as a chart showing the allocation of the portfolio among the broad sectors of the economy.

Two significant factors in your Fund's positive performance, relative to the S&P 500, were the large capitalization focus and exposure to the technology sector. Generally, larger companies performed better than the smaller companies in the S&P 500, and your Fund had a greater percentage of its net assets invested in larger companies than the S&P 500. Exposure to the technology sector was a must for performance during the fiscal year. The technology sector of the S&P 500 increased 60% during the Fund's fiscal year, making up the bulk of the S&P 500's

13.8% return. Your Fund's 35% weighting in the technology sector, by design, virtually mirrored that of the S&P 500, but the return of your Fund's technology holdings exceeded that of the technology sector of the S&P 500. In addition, your Fund's financial, consumer cyclical, and capital good sectors, which in total represented 29% of net assets, each registered returns that exceeded those of the respective sectors of the S&P 500.

After the world's ripple-free traversal of the Y2K gulf to the new millennium, the stock market has booked increasingly turbulent passage as this year has begun to unfold. The lion's share of this volatility has been in the technology sector, with concerns about valuations, due to rising short-term interest rates, being the primary culprit. We feel that it is the Federal Reserve's hope that a tightened monetary policy (through higher short-term interest rates) will have a dampening effect on the speculative market psychology of leveraged momentum investors and day traders. The sooner that speculative imbalances are out of the market, the more likely that credit tightening ceases, before becoming a factor in inducing a recession. Once market participants' sense the end of the string of Fed rate increases, the market should be on solid footing for a more balanced advance.

This recent volatility in the market underscores, in our minds, the valuable role that your Fund plays in offering a portfolio diversified among all of the major S&P economic sectors, and the importance of maintaining a long-term outlook. We continue to adhere to these key principles in the management of your Fund. We feel the fundamentals of the U.S. economy remain strong, and expect continued corporate profit growth. This should promote healthy prospects for the market going forward.

We appreciate your continued confidence, and are pleased to be part of your long-term investment planning.

Sincerely,


/s/Thomas J. Rowland, CFA                   /s/David D. Cox


Thomas J. Rowland, CFA                      David D. Cox
President and Portfolio Manager             Portfolio Manager
Wayne Hummer Investment Trust

April 28, 2000

"Standard& Poor's(R)" and "S&P" 500(R)" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Wayne Hummer Management Company. The Wayne Hummer CorePortfolio Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Wayne Hummer CorePortfolio Fund.

PERFORMANCE COMPARISON

WAYNE HUMMER COREPORTFOLIO FUND VS. S&P 500 INDEX

Growth of $10,000 investment made at inception date (August 2, 1999) through March 31, 2000.


Line Chart:
                        S&P 500                      Core Portfolio Fund
Aug 2 99                10000                        10000
Aug 99                  9955.21                      9850
Sep 99                  9682.28                      9520
Oct 99                  10295                        10420
Nov 99                  10504.3                      10540
Dec 99                  11122.9                      11195.6
Jan 00                  10564.1                      10855.2
Feb 00                  10364.4                      10344.5
Mar 00                  11378.1                      11506.1


  Wayne Hummer CorePortfolio Fund

  Period                    At net asset value       Maximum 2% Sales Charge
  1/1/00 - 3/31/00          2.77%                    0.72%
--------------------------------------------------------------------------------
  Since Inception
  (08/02/99 - 03/31/00)     17.41%                   15.06%
--------------------------------------------------------------------------------

  Benchmark Comparison
  Period                    S&P 500 Index
  1/1/00 - 3/31/00          2.29%
--------------------------------------------------------------------------------

  Since Fund inception date
  08/02/99 - 3/31/00        13.78%
--------------------------------------------------------------------------------


The graph compares an initial investment of $10,000 invested in the Wayne Hummer CorePortfolio Fund at inception date (8/2/99), adjusted for the maximum sales charge of 2%, with the S&P 500 Index. The S&P 500 Index is unmanaged and all returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

STATEMENT OF ASSETS AND LIABILITIES




  PERIOD ENDED                                               MARCH 31, 2000

  ASSETS
  Investments, at value (Cost: $23,288,669)                     $26,898,376
  Cash                                                               64,285
  Receivable for Fund Shares sold                                    17,985
  Dividends receivable                                               19,990
  Prepaid expenses                                                    1,192
  Expenses reimbursable in excess of expense limitation                 912
--------------------------------------------------------------------------------
  Total assets                                                   27,002,740

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                                      350
  Due to Wayne Hummer Management Company                              8,622
  Accounts payable                                                   11,185
--------------------------------------------------------------------------------
  Total liabilities                                                  20,157
--------------------------------------------------------------------------------
  Net assets applicable to 2,347,996 Shares outstanding,
  no par value, equivalent to $11.49 per Share                  $26,982,583
================================================================================

  ANALYSIS OF NET ASSETS
  Paid-in capital                                               $23,520,650
  Net unrealized appreciation of investments                      3,609,707
  Undistributed net realized loss on sales of investments          (156,976)
  Undistributed net investment income                                 9,202
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                   $26,982,583
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price per Share
  ($26,982,583 / 2,347,996 Shares outstanding)                       $11.49
================================================================================
  Maximum offering price per Share (net asset value,
  plus 2.02% of net asset value or 2% of offering price)             $11.72
================================================================================


                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS


FOR THE PERIOD AUGUST 2, 1999 - MARCH 31, 2000

  INVESTMENT INCOME
  Dividends                                                        $138,005
  Interest                                                              622
--------------------------------------------------------------------------------
  Total investment income                                           138,627

  EXPENSES
  Management fee                                                     52,748
  Custodian fees                                                     14,460
  Professional fees                                                  10,200
  Transfer agent fees                                                 9,811
  Printing costs                                                      8,000
  Portfolio accounting fees                                           3,938
  Registration costs                                                  2,500
  Trustee fees                                                        2,000
  Other                                                               1,500
--------------------------------------------------------------------------------
  Total expenses                                                    105,157
  Less reimbursement of expenses in excess of the
   expense limitation                                                (6,254)
--------------------------------------------------------------------------------
  Net expenses                                                       98,903
--------------------------------------------------------------------------------
  Net investment income                                              39,724
--------------------------------------------------------------------------------

  Net realized loss on sales of investments                        (156,976)
  Change in net unrealized appreciation                           3,609,707
--------------------------------------------------------------------------------
  Net gain on investments                                         3,452,731
--------------------------------------------------------------------------------

  Net increase in net assets resulting from operations           $3,492,455
================================================================================


                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


FOR THE PERIOD AUGUST 2, 1999 - MARCH 31, 2000

  OPERATIONS
  Net investment income                                     $39,724
  Net realized loss on sale of investments                 (156,976)
  Change in net unrealized appreciation                   3,609,707
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations    3,492,455

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                     (30,522)
  Net realized gain on investments                                -
--------------------------------------------------------------------------------
  Total dividends to Shareholders                           (30,522)

  CAPITAL SHARE TRANSACTIONS
  Proceeds from Shares sold                              24,852,139
  Shares issued upon reinvestment of dividends               30,266
--------------------------------------------------------------------------------
                                                         24,882,405

  Less payments for Shares redeemed                       1,361,755
--------------------------------------------------------------------------------
  Increase from Capital Share transactions               23,520,650
--------------------------------------------------------------------------------
  Total increase in net assets                           26,982,583

  NET ASSETS
  Beginning of period                                             -
--------------------------------------------------------------------------------
End of period (including undistributed net
 investment income of $9,202)                           $26,982,583
================================================================================


                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


  AUGUST 2, 1999 - MARCH 31, 2000


  NET ASSET VALUE, BEGINNING OF PERIOD                        $9.80

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                        0.02
  Net realized and unrealized gains
  on investments                                               1.69
--------------------------------------------------------------------------------
  Total from investment operations                             1.71

  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.02)
  Distributions from net realized gain on investments             -
--------------------------------------------------------------------------------
  Total distributions                                         (0.02)

  Net asset value, end of period                             $11.49
  Total Return (c)                                            17.41%

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of period ($000's)                         26,983
  Ratio of expenses to average net assets (b)                  0.75%
  Ratio of net investment income to average net assets (b)     0.30%
  Portfolio turnover rate                                        28%


  NOTES TO FINANCIAL HIGHLIGHTS

a.) During the fiscal period ended March 31, 2000, expense in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of expenses to average net assets would have increased, and the ratio of net investment income to average net assets would have decreased by 0.04%.

b.)  Ratios have been determined on an annualized basis.

c.)  Excludes 2% sales charge.


                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2000


                                NUMBER OF SHARES              VALUE


COMMON STOCKS (98.2%)

BASIC MATERIALS 2.3%
Alcoa Inc.                                 2,870           $201,617
Du Pont (E.I.) de Nemours
  and Company                              8,201            433,628
--------------------------------------------------------------------------------
                                                            635,245

CAPITAL GOODS 8.4%
General Electric Company                  12,477          1,936,274
Tyco International Ltd.                    6,385            318,452
--------------------------------------------------------------------------------
                                                          2,254,726

COMMUNICATION SERVICES 7.5%
AT&T Corporation                          20,101          1,130,681
SBC Communications Inc.                   21,438            900,396
--------------------------------------------------------------------------------
                                                          2,031,077

CONSUMER CYCLICALS 7.6%
Home Depot, Inc.                          11,829            762,971
Wal-Mart Stores, Inc.                     22,980          1,275,390
--------------------------------------------------------------------------------
                                                          2,038,361

CONSUMER STAPLES 8.8%
Coca-Cola Company                         18,373            862,383
Procter and Gamble Company                 9,840            553,500
Time Warner Inc.                           9,584            958,400
--------------------------------------------------------------------------------
                                                          2,374,283

ENERGY 5.0%
Exxon Mobil Corporation                   11,962            930,793
Royal Dutch Petroleum
  Company (ADR)                            7,443            428,438
--------------------------------------------------------------------------------
                                                          1,359,231

FINANCIAL 13.1%
American International
  Group, Inc.                             11,971          1,310,824
Bank of America Corporation               13,176            690,917
Citigroup Inc.                            25,843          1,532,813
--------------------------------------------------------------------------------
                                                          3,534,554

HEALTHCARE 7.3%
Johnson & Johnson                         11,342            794,649
Merck & Co., Inc.                         18,780          1,166,707
--------------------------------------------------------------------------------
                                                          1,961,356


                                NUMBER OF SHARES              VALUE


TECHNOLOGY 34.5%
Cisco Systems, Inc. (b)                   40,628         $3,141,052
Intel Corporation                         20,607          2,718,836
Microsoft Corporation (b)                 32,430          3,445,687
--------------------------------------------------------------------------------
                                                          9,305,575

TRANSPORTATION 0.6%
Burlington Northern Santa Fe
  Corporation                              3,533             78,168
FedEx Corporation (b)                      2,315             90,285
--------------------------------------------------------------------------------
                                                            168,453

UTILITIES 3.1%
Duke Energy Corporation                    4,244            222,810
Enron Corporation                          8,186            612,927
--------------------------------------------------------------------------------
                                                            835,737

TOTAL COMMON STOCK
(Cost:  $22,888,891)                                     26,498,598

SHORT-TERM INVESTMENTS (1.5%)
United States Treasury Bill
4.06%, 04/06/00  (Cost: $399,778)                           399,778
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
(Cost:  $23,288,669) (99.7%)                             26,898,376

CASH AND OTHER ASSETS,
LESS LIABILITIES (0.3%)                                      84,207
--------------------------------------------------------------------------------

NET ASSETS (100.0%)                                     $26,982,583
================================================================================


NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Interest rates on short-term investments represent annualized yield to date of maturity.

(b)  Non-income producing security.

(c) Based on the cost of investments of $23,288,669 for federal income tax purposes at March 31, 2000, the aggregate gross unrealized appreciation was $5,084,005, the aggregate gross unrealized depreciation was $1,474,298 and the net unrealized appreciation of investments was $3,609,707.

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION:

Wayne Hummer Investment Trust (the "Trust") is an open-end investment company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer CorePortfolio Fund (the "Fund"). The Fund commenced investment operations on August 2, 1999 and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

1.SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Net asset value per Share is determined on each day the New York Stock Exchange is open as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On April 24, 2000, an ordinary income dividend of $0.005 per Share was declared, payable April 26, 2000 to Shareholders of record on April 24, 2000.

3. FEDERAL INCOME TAXES

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .40 of 1% of average daily net assets. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 0.75% of the average daily net assets of the Fund. The Adviser is entitled to reimbursement from the Fund of any fees waived during the first five years of operations pursuant to an Expense Limitation Agreement if such reimbursements do not cause the Fund to exceed expense limitations. During the eight-month period ended March 31, 2000, the Fund incurred management fees of $52,748 and the Investment Adviser was obligated to reimburse the Fund for excess expenses of $6,254.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Investment Adviser has agreed to waive its fees attributed to the Fund until July 31, 2000.

The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("WHI LLC"). WHI LLC serves as Shareholder Service Agent without compensation from the Fund. WHI LLC also serves as Distributor and received commissions of $412,574 from the sale of Fund Shares during the period ended March 31, 2000, all of which were paid to brokers affiliated with the Distributor.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the eight-month period ended March 31, 2000, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $2,000.

5. INVESTMENT TRANSACTIONS

Investment transactions (excluding money market instruments) are as follows:

  FOR THE PERIOD AUGUST 2, 1999 - MARCH 31, 2000

  Purchases              $28,152,750
--------------------------------------------------------------------------------
  Proceeds from sales     $5,106,883
--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

  FOR THE PERIOD AUGUST 2, 1999 - MARCH 31, 2000

  Shares sold              2,472,721
  Shares issued upon
  reinvestment of dividends    2,823
--------------------------------------------------------------------------------
                           2,475,544
  Shares redeemed           (127,548)
--------------------------------------------------------------------------------
  Net increase in Shares
  outstanding              2,347,996

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES--
WAYNE HUMMER COREPORTFOLIO FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer CorePortfolio Fund as of March 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the period August 2, 1999 (commencement of operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer CorePortfolio Fund as of March 31, 2000, the results of its operations, changes in its net assets and financial highlights for the period August 2, 1999 to March 31, 2000, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Chicago, Illinois
April 28, 2000

BOARD OF TRUSTEES


Steven R. Becker
Chairman

Charles V. Doherty
Joel D. Gingiss

Patrick B. Long
David P. Poitras

James J. Riebandt
Eustace K. Shaw


START INVESTING TODAY...


For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.


CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
300 South Wacker Drive
Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833   Local: 920-734-1474
200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


LOGO: Wayne Hummer(r)  Investments LLC


300 South Wacker Drive
Chicago, Illinois 60606-6607

First Class
U.S. Postage
PAID
South Suburban, IL
Permit #3600